MATINAS BIOPHARMA

Corporate Presentation

September/October 2023

www.matinasbiopharma.com
NYSE American: MTNB

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.

Matinas Investment Thesis: LNC Delivery Unlocks Therapeutic Value

Lipid Nanocrystals (LNCs)



- Intracellular delivery
- Oral administration
- Less toxicity
- Targeting beyond the liver

MAT2203 — Clinical Validation of LNC Capabilities → **Pipeline Products and Opportunities**

MAT2203

- Oral Amphotericin B - without nephrotoxicity
- Phase 3–ready (Invasive Aspergillosis in ~198 patients with limited or no treatment options)
- Provides effective longer-term fungicidal stepdown therapy for Invasive Fungal Infections
- 12 years of exclusivity* *QIDP and Orphan designations

Pipeline Products and Opportunities

- Current efforts expanding LNC application beyond small molecules to include delivery of smaller oligonucleotides (ASOs, siRNA, RNAi)
- Expanding primary therapeutic applications from infectious disease (antifungal, antibiotic, antiviral) to ***inflammation*** and ***cancer***
- Build upon existing external collaborations with ***Genentech*** and ***National Resilience***

MATINAS BIOPHARMA

Internal and External Pipeline

Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Collaborators
MAT2203 **LNC-Amphotericin B (oral)**	Invasive Aspergillosis (LPAD)	Phase 3 Ready					NIH
LNC Internal platform programs **(small oligonucleotides)**	Undisclosed	RNAi (siRNA, ASOs)					Undisclosed
LNC-ASO	Undisclosed						Genentech A Member of the Roche Group
LNC-small molecule							
LNC-Fab fragment							
PS-NPs – mRNA and Nucleic Acids	Undisclosed						RESILIENCE

Internal Programs | Joint Programs

MATINAS BIOPHARMA

Lipid Nanocrystals (LNCs): A Clinically Validated Intracellular Delivery Platform



Ca2+ ions
Phosphatidyl-serine bilayer
Hydrophobic drug
Phosphatidylserine
Stable, phospholipid-calcium crystalline nanocrystals
50-500 nm

Delivery of small molecules and small oligonucleotides

- Successful delivery of small molecules, proteins, small oligos (siRNA, ASOs), and vaccines

Extra-hepatic targeting

- Selective uptake driven by phosphatidylserine enables delivery in infection, inflammation, oncology
- Validated Blood-Brain-Barrier penetration (MAT2203)

Oral delivery

- Unique structure protects cargo in GI tract, avoids first-pass hepatic metabolism

Safe & stable

- Deliver high-target tissue concentrations of drug with low plasma levels and no absorption by non-target tissues
- No evidence of immunogenicity or cytotoxicity

Phosphatidylserine Enables Cellular Targeting and Intracellular Delivery

Targeting

Stressed Cells Externalize PS

Normally, PS is confined to the inner layer (facing cytosol)

With injury, PS moves from the inner layer to the outer layer of the cell membrane


Infection
Inflammation
Injury
Oncogenesis
CELL MEMBRANE
CYTOSOL
CELL MEMBRANE
CYTOSOL

PHOSPHATIDYLSERINE (PS)

With a wide variety of potential target cells

PROFESSIONAL PHAGOCYTES
- Macrophages/monocytes
- Neutrophils
- Dendritic cells

NON-PROFESSIONAL PHAGOCYTES
- Fibroblasts, epithelial cells, endothelial cells

INJURED/STRESSED CELLS
- Infection
- Inflammation
- Other physiologic stressors

TUMOR CELLS

IMMUNE CELLS
- T-cells
- NK-cells

OTHER ACTIVELY DIVIDING CELLS (including extracellular pathogens)

Delivery

PS-containing LNCs deliver their cargo to the interior of cells by both phagocytosis and fusion

PHAGOCYTOSIS

PS on the outer layer of injured cells is an "eat-me" signal enabling recognition and uptake by professional phagocytes. Cargo-carrying LNCs can be taken up in a similar fashion, with subsequent endosomal escape of cargo.


Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

FUSION

PS on the outer cell membrane is also a precursor for direct membrane-to-membrane fusion and more rapid direct cytosolic delivery by cargo-carrying LNCs to cells expressing PS on their outer membranes.


Nanocochleates
Nanocochleate
Nucleus
Cell
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Fusion of nanocochleate with cell membrane

MATINAS BIOPHARMA

LNCs – Differentiated from Liposomes and LNPs







	Liposome	LNP	LNC
Structure	• Aqueous interior surrounded by bilayer • Drug can be encapsulated in aqueous core or bilayer	• Ionizable lipid complexing with mRNA • Non-aqueous interior	• Non-aqueous bilayer • Highly stable
Formulation Strengths	• Enable IV administration of insoluble products	• Intracellular delivery (ASOs, siRNAs, mRNA) • Improve stability, half-life	• Efficient intracellular delivery – Large and small molecules – ASOs, miRNAs, siRNAs • Reduced toxicity • Oral delivery
Formulation Limitations	• Liposomes often "leak" causing side effects • IV Administration	• Cationic lipid toxicity not suitable for chronic use • Anti-PEG allergic response • Very limited shelf stability • Cold-chain requirements	• **Targeted, extra-hepatic delivery to desired cells and tissues**

MATINAS BIOPHARMA



MAT2203
Oral Amphotericin B

Clinical Validation of LNC Delivery

MATINAS BIOPHARMA

The Growing Threat of Invasive Fungal Infections (IFIs)

WIRED


The Battle Against the Fungal Apocalypse Is Just Beginning

Fungal infections are rising worldwide and climate change may be to blame. Medicine isn't ready.

Nature Reviews Microbiology **2022**


Tackling the emerging threat of antifungal resistance to human health

Matthew C. Fisher, Ana Alastruey-Izquierdo, Judith Berman, Tihana Bicanic, Elaine M. Bignell, Paul Bowyer, Michael Bromley, Roger Brüggemann, Gary Garber, Oliver A. Cornely, Sarah. J. Gurr, Thomas S. Harrison, Ed Kuijper, Johanna Rhodes, Donald C. Sheppard, Adilia Warris, P. Lewis White, Jianping Xu, Bas Zwaan and Paul E. Verweij

Abstract | Invasive fungal infections pose an important threat to public health and are an under-recognized component of antimicrobial resistance, an emerging crisis worldwide. Across a period of profound global environmental change and expanding at-risk populations, human-infecting pathogenic fungi are evolving resistance to all licensed systemic antifungal drugs. In this Review, we highlight the main mechanisms of antifungal resistance and explore the similarities and differences between bacterial and fungal resistance to antimicrobial control. We discuss the research and innovation topics that are needed for risk reduction strategies aimed at minimizing the emergence of resistance in pathogenic fungi. These topics include links between the environment and One Health, surveillance, diagnostics, routes of transmission, novel therapeutics and methods to mitigate hotspots for fungal adaptation. We emphasize the global efforts required to steward our existing antifungal armamentarium, and to direct the research and development of future therapies and interventions.

New York Times


Fungus Immune to Drugs Secretly Sweeps the Globe
Mysterious Bug Adds Alarming Dimension to Dangers of Overusing Medicines

Wall Street Journal


SCIENCE

Dangerous Fungi Are Spreading Across U.S. as Temperatures Rise

Some fungi such as the type that causes Valley Fever might be adapting to endure more heat stress

By Dominique Mosbergen

Feb. 1, 2023 10:05 am ET

WHO fungal priority pathogens list to guide research, development and public health action

World Health Organization

Scientific American


Deadly Fungi Are the Newest Emerging Microbe Threat All Over the World

These pathogens already kill 1.6 million people every year, and we have few defenses against them


BLIGHT
FUNGI
Emily Monosson

Wall Street Journal


Deadly Fungal Infections Confound Doctors—'It's Going to Get Worse'

Once a freak occurrence, fungi resistant to standard drugs now threaten millions of vulnerable Americans

By Dominique Mosbergen

NBC Nightly News


DEADLY FUNGUS SPREADING IN U.S.

MATINAS BIOPHARMA

MAT2203: Unlocking the Full Potential of Amphotericin B

Innate Amphotericin B Characteristics	–	IV Amphotericin B Limitations	=	Unlocked Potential
✓ **POTENT –** broad-spectrum fungicidal		✗ Only available through IV administration		✓ Available systemically and orally (crosses BBB following oral administration)
✓ Minimal drug-drug interactions		✗ Significant toxicity and side effects		✓ Well-tolerated and safe
✓ Low propensity for resistance		✗ High systemic exposure distributed throughout the body		✓ Delivered directly into infected tissues
✓ Active against susceptible and emerging drug-resistant fungal infections		✗ Must be administered in hospital, increasing costs		✓ Cost-effective with potential for significant health economic benefits

MAT2203 is a promising potential therapeutic option
for the treatment of MULTIPLE serious and life-threatening fungal infections

EnAct: Phase 2 Clinical Validation of Safety and Efficacy

EnACT Clinical Data in Cryptococcal Meningitis
Validates the Use of the LNC Platform to Enable Oral Administration and Overcome Toxicity

Exceeded the primary endpoint threshold

- EFA for MAT2203 was 0.42 (95% CI 0.29 to 0.55)

(primary endpoint threshold was 0.20)

All patients completing induction achieved CSF sterility

- 97% for patients receiving MAT2203
- 76% for patients receiving SOC

No breakthrough Infections

- Over 10 weeks, patients showed no breakthrough infections post-MAT2203 treatment

Survival at Day 30

- 98% for patients receiving MAT2203
- 88% for patients receiving IV AMPB (SOC)

MAT2203 was safe and well-tolerated over 6 weeks of treatment

- Repeat dosing showed no renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

MATINAS BIOPHARMA

Results of EnACT Published in Highly-Regarded Peer-Reviewed Journal

Clinical Infectious Diseases

MAJOR ARTICLE

IDSA Infectious Diseases Society of America | hivma hiv medicine association | OXFORD

Oral Lipid Nanocrystal Amphotericin B for Cryptococcal Meningitis: A Randomized Clinical Trial

David R. Boulware,[1,a] Mucunguzi Atukunda,[2,a] Enock Kagimu,[2] Abdu K. Musubire,[2] Andrew Akampurira,[2] Lillian Tugume,[2] Kenneth Ssebambulidde,[2,3] John Kasibante,[2] Laura Nsangi,[2] Timothy Mugabi,[2] Jane Gakuru,[2] Sarah Kimuda,[2] Derrick Kasozi,[2] Suzan Namombwe,[2] Isaac Turyasingura,[2] Morris K. Rutakingirwa,[2] Edward Mpoza,[2] Enos Kigozi,[4] Conrad Muzoora,[4] Jayne Ellis,[2] Caleb P. Skipper,[1] Theresa Matkovits,[5] Peter R. Williamson,[3] Darlisha A. Williams,[1] Ann Fieberg,[6] Kathy H. Hullsiek,[6] Mahsa Abassi,[1] Biyue Dai,[6] and David B. Meya[1,2]

[1]Department of Medicine, University of Minnesota, Minneapolis, Minnesota, USA; [2]Infectious Diseases Institute, Makerere University, Kampala, Uganda; [3]Laboratory of Clinical Immunology and Microbiology, National Institute of Allergy and Infectious Diseases, National Institutes of Health, Bethesda, Maryland, USA; [4]Department of Medicine, Mbarara University of Science and Technology, Mbarara, Uganda; [5]Matinas Biopharma Nanotechnologies, Bedminster, New Jersey, USA; and [6]Division of Biostatistics, School of Public Health, University of Minnesota, Minneapolis, Minnesota, USA

MAT2203 Expanded Access Program – Targeted Treatment of IFIs Throughout the Body

Sinus
Mucor nidicola
Pansinusitis

Lung
Aspergillus calidoustus
Pulmonary aspergillosis
Probable fusarium species
Fusarium pneumonia

Skin
Prototheca wickerhamii
Fusarium falciforme
Skin infection

Skin graft
Fusarium species
Wound infection



Brain
Cryptococcus
Meningitis
[probable coccidioidomycoses]
Meningitis
Histoplasma
Disseminated Histoplasmosis with CNS involvement

Bladder
Candida krusei
Hemorrhagic cystitis

Bone
Rhodotorula mucilaginosa
Osteomyelitis

MAT2203 Expanded Access/Compassionate Use Program

Demonstrated Efficacy in Treatment of Patients with Limited Treatment Options

- 11 patients with no other treatment options are currently receiving or have completed treatment with MAT2203
  - Notable Healthcare Institutions: NIH, University of Michigan, Johns Hopkins, City of Hope, Nationwide Children's Hospital
- Patients were not responding/resistant to, or unable to receive, azole therapy
- Patients were switched to treatment with IV AMB with clinical response but unable to tolerate treatment due renal toxicity
  - All patients hospitalized to monitor/manage renal safety and most received IV electrolyte supplementation
- Following oral MAT2203 initiation, patients were discharged to continue treatment at home
- Renal toxicity reversed and renal function returned to normal
- All patients who received at least two weeks or more of treatment had positive clinical outcomes with significant success stories of full recovery in majority of patients

High Unmet Medical Need in Treatment of Invasive Aspergillosis (IA)

- Invasive aspergillosis (IA) is a serious and life-threatening invasive fungal infection that occurs primarily in severely immunocompromised patients with hematological malignancies and transplant recipients
  - ~15,000 new cases per year in the U.S. alone
  - WHO, CDC, and FDA consider IA a ***critical priority*** and a global public health concern
- IDSA Guidelines recommend treatment with mold-active azoles as first-line treatment for 6-12 weeks
  - Azole use requires significant expertise to manage toxicities and significant drug-drug interactions that often limits duration of use
  - Resistance to azoles has been increasing globally
  - Recently, cases of breakthrough IA have been reported in patients receiving antifungal prophylaxis
    - Failures attributed to non-compliance, poor absorption, DDIs, or infection with a drug-resistant Aspergillus species
- Patients suffering from IA with little or no treatment options among the highest unmet medical need with approximately 3,000-5,000 cases per year (U.S. only)
  - Rare disease/orphan commercial opportunity

**** Phase 3 trial dependent on securing partnership(s) or non-dilutive government funds***

MATINAS BIOPHARMA

MAT2203 Regulatory Strategy

- Near-term development strategy refined to narrow initial target indication: treatment of invasive aspergillosis in patients with limited treatment options (azole-intolerant, azole-resistant, or not effectively managed with an azole)
  - Register leveraging LPAD pathway
  - Other regulatory designations protected and maintained (QIDP, ODD, Fast-Track, potential for Breakthrough Therapy)
- Restricted indication could be supported by smaller study with larger noninferiority margin (20%)
  - Regulatory precedent with Vical Program and Rezafungin approval
  - Sample size ~198 patients
  - Potential meaningful commercial opportunity in “rare disease” patient population
- FDA Type B Meeting in early Q4 to align on revised strategy and study design

MATINAS BIOPHARMA

Proposed Phase 3 Study Design in IA

To assess the efficacy and safety of MAT2203 in patients with Invasive Aspergillosis (IA) in adults who have limited or no alternative treatment options following initial intravenous treatment

Patients will be randomized 2:1 to receive either oral MAT2203 as "step down" treatment after initial treatment with IV AMB (Experimental Arm) or Standard of Care (Comparator Arm)


Invasive Aspergillosis
INITIAL TREATMENT
ORAL "STEP-DOWN" TREATMENT
n=~198*
(Randomize 2:1)
Experimental Arm
n=132
IV AMB
MAT2203 (1200 mg/day)
Comparator Arm
n=66
IV AMB
SoC
0
UP TO 10 DAYS
WEEK 12

Treatment of IA in patients with LIMITED TREATMENT OPTIONS
- Fungal pathogen not susceptible to azoles
- Risk for toxicity or drug-drug interactions with azoles
- Other clinical contraindications for azole use

PRIMARY ENDPOINT
All-cause mortality at 42 days

SECONDARY ENDPOINTS
- Overall response to treatment
- All-cause mortality at 84 days
- Safety and tolerability
- Pharmacoeconomic impact

*Sample size based on 20% NI margin, 85% power, 31% ACM rate

MAT2203 Value Proposition

AMPHOTERICIN B + ORAL ADMINISTRATION + LACK OF NEPHROTOXICITY = **Safe, long-term oral step-down Tx with a potent fungicidal agent**

LIFE CYCLE MANAGEMENT

Phase 2
Cryptococcal Meningitis
(Proof of Concept)

Phase 3
Invasive Aspergillosis
Oral step-down therapy
(Limited- or no-treatment Option Patients)

LCM
- Treatment of Other IFIs
- Prophylaxis

VALUE →

Near-Term Development Strategy:
Focused strategy on Phase 3 registration trial in Invasive Aspergillosis in patients with limited or no treatment options under the Limited Population Pathway for Antifungal Drugs (LPAD)*

* NDA review issue

MATINAS BIOPHARMA

LNCs Beyond MAT2203

Efficient and Safe Delivery of Small Oligos



LNC Experience to Date

In Vivo Animal Studies

Category	Animal model	Molecule Cargo
Infection	Cystic fibrosis mouse model	Amikacin
Infection	BALB/c mouse flu model	ASO
		Flu protein
		siRNA
Infection	Mouse SARS-CoV-2 model	Remdesivir
Infection	CM mouse model	Amphotericin- B
Infection	Pneumocystis mouse model	Atovaquone
Inflammation	Rat footpad inflammation model	NSAID
Inflammation	GvHD Mouse model	ST1959
Oncology	Lymphocytic leukemia mouse model	ASO

Human Clinical Trials

Indication	Molecule Cargo
Mucocutaneous candidiasis Job's syndrome, NIH	Amphotericin - B
Vulvovaginal Candidiasis (VVC) Phase 2	Amphotericin - B
HIV / cryptococcal meningitis, Phase 2	Amphotericin - B

LNC-Remdesivir: *In vivo* Efficacy Against SARS-CoV-2

GILEAD

In Mice Infected With Sars-COV-2, Oral LNC-Remdesivir Mitigated Weight Loss, Improved Congestion Scores, and Reduced Viral Lung Titers (Beginning On Day 2)



Percent Starting Weight
110
100
90
80
70
0
1
2
3
4
5
Days Post-Infection
Congestion Score
5
4
3
2
1
0
Day 5
Day 2
Day 5
Day 5
Day 2
Day 5
Uninfected
Infected Untreated
SQ Remdesivir
Oral LNC Remdesivir
Lung Titer (Log/PFU/lobe)
10^8
10^7
10^6
10^5
10^4
10^3
10^2
10^1
Day 2
Day 5
Uninfected Control
Infected Vehicle, Untreated Control
SQ Remdesivir 25 mg/kg BID
Oral LNC-Remdesivir 30 mg/kg BID

MATINAS BIOPHARMA

LNCs are Taken up by Blood Cells

Human Whole Blood Flow Cytometry (3 hrs incubation with labeled LNCs)



Baseline
3 hrs
Neutrophils
Monocytes
mDC
pDC
Unstim
% Cellular Uptake
Innate Cells
100
80
60
40
20
0
60.9
98.8
74.4
56.6
Neutrophils
Monocytes
mDC
pDC
Lymphocytes
8.0
5.9
69.7
5.3
CD4+
CD8+
B Cells
NK Cells
CD4 Cells
CD8 Cells
B Cells
NK Cells

In vitro Tumor Cell Inhibition with LNC Docetaxel Formulations

RATIONALE AND NEXT STEPS

- LNC-Docetaxel program also provides insight into tumor uptake of LNCs
  - Foundation for subsequent small oligo work
- *In vitro* results demonstrate strong LNC efficacy in inhibiting tumor cell growth
- *In vivo* studies planned in multiple tumor models



3 LNC Formulations Demonstrated Significantly Better Tumor Cell Inhibition Than Unformulated Drug
MM-51
MM-53
MM-54
Taxol
100
90
80
70
60
50
40
30
20
10
0
% Inhibition
500
250
125
62
31
16
8
4
LNC-Docetaxel Dose (ng/well)

MCF7 breast cancer cells

MATINAS BIOPHARMA

In vitro Dose-Dependent Knockdown of IL-17A in Murine T Cells

STUDY DESIGN

LNC Formulation of an RNAi

- Small oligo: 18-25 nucleotides
- EL4 cells: 200k/well
- IL-6 (0.3 ug/ml) stimulation
- Treat and evaluate @ 24 hrs looking at IL-17 protein production

KEY RESULTS



IL-17 Knockdown
LNC Formulation
Control (naked oligo)
IL-17A (pg/mL)
450
400
350
300
250
200
150
100
50
0
-49%
-62%
-77%
2.5
5
10
Dose (nM)

MATINAS BIOPHARMA

Unlocking the Full Potential of the LNC Platform

Matinas is working internally and with third parties to broaden its pipeline of LNC-based therapeutics

PROVEN

Oral Formulations of Anti-Infectives

- MAT2203
- Remdesivir
- MAT2501

UNDER EVALUATION

Intracellular Delivery of Nucleic Acids

- siRNA
- mRNA
- ASO
- RNAi

FUTURE

Potential Therapeutic Applications

INFECTION
- Anti-infectives
- Antivirals

***INFLAMMATION**
- Neuro-inflammatory diseases
- Autoimmune diseases
- Acute/chronic Inflammatory diseases

***ONCOLOGY**
- Hematologic & solid tumor malignancies

IMMUNE RX
- Vaccines
- Immune tolerance

FIBROSIS
- Organ fibrosis
- Wound healing

PULMONARY
- Acute/chronic respiratory diseases

* Key Areas of Focus for Internal LNC Oral Small Oligonucleotides

Rapid Evolution of Platform Sets Stage for Active Q4

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
General Platform	Process enhancements (ongoing)				Oral delivery of small oligos
Infection	**EnACT** presentation (ID Week)	MAT2203 Expanded Access Program	Expended Access case presentations	**EnACT** publication	Pipeline Presentation and *Potential* Expanded Access Late Breaker Oral Abstract (ID week October 2023)
Inflammation	LNC uptake by innate immune cells *ex-vivo*	LNC uptake by T-cells *in vitro*; Small oligo LNCs	Biological activity of anti-inflammatory LNC-small oligo in vitro	Biological activity of **oral** anti-inflammatory LNC-small oligo *in vivo*	Biological activity of ***orally administered*** anti-inflammatory LNC-small oligos *in vitro* and *in vivo* (inflammation models) ***Therapeutic*** efficacy of **oral** anti-inflammatory LNC-small oligos *in vivo* (disease models)
Oncology		Small molecule LNCs	Biological activity of anti-tumor LNC-small molecule *in vitro*	Formulation optimization to prepare for *in vivo* studies	Small oligo LNCs; Small molecule LNCs Delivery and activity of oral LNC formulations *in vivo* (tumor models)

MATINAS BIOPHARMA

Expanding LNC Intellectual Property Portfolio

Continuingly increasing our patent suite to increase protection and exclusivity

MAT2203 potentially entitled to **12+ years of exclusivity** (QIDP & Orphan status)

Global Platform IP base **protection out to 2037** with 20 patents issued in last 5 years

Recent patent applications **based on formulation work with small oligonucleotides**

Strong IP & Regulatory Designations

Experienced Leadership Team

EXECUTIVE TEAM

Jerome D. Jabbour, J.D.
Chief Executive Officer

Thomas Hoover, MBA
Chief Business Officer

Theresa Matkovits, Ph.D.
Chief Development Officer

James Ferguson, M.D.
Chief Medical Officer

Keith Kucinski, CPA, MBA
Chief Financial Officer

Hui Liu, Ph.D., MBA
Chief Technology Officer

BOARD OF DIRECTORS

Eric Ende, M.D., MBA
Chairman of the Board

Herbert Conrad
Director

James Scibetta
Director

Kathryn Corzo
Director

Natasha Giordano
Director

Matthew Wikler, M.D., MBA
Director

Jerome D. Jabbour, J.D.
CEO

MATINAS BIOPHARMA

Matinas Investment Thesis

Financial Summary

Runway into Sept. 2024

$22.5M[1] in Cash, Cash Equivalents and Marketable Securities

[1] as of 06/30/23

Non-Dilutive Financing Options

Near-Term Milestones– Setup for Strong Close to 2023

Q4	– FDA Meeting and Feedback on MAT2203 Phase 3 Invasive Aspergillosis LPAD Study
Q4	– ID Week MAT2203 Pipeline Presentation and Potential Compassionate Use Late Breaker Oral Abstract
Q4	– *In vivo* Oral Delivery of a Functional Small Oligonucleotide (cytokine knockdown)
Q4	– *In vivo* Oral Delivery with Therapeutic Impact from Internal ASO/siRNA Program
Q4	– Oral Delivery of an Anti-Tumor LNC Small Molecule and Small Oligonucleotide
Q4	– Potential MAT2203 Domestic/Regional/Global Partnership
Q4	– Potential New Platform Collaboration
2024	– Potential BARDA/ARPA-H Funding for MAT2203 and LNC Platform

Solid Value "Foundation"

MAT2203

- Clinically Validated
- Phase 3-ready asset
- Highest unmet need

Substantial UPSIDE

LNCs Facilitating ORAL Delivery of Small Oligonucleotides

And

Establishing Internal and External Pipelines

MATINAS BIOPHARMA